____________________ PO Box 4333 Houston, TX 77210-4333 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 713 626 1919 www.invesco.com/us

[December ___, 2017]

Board of Trustees

AIM Growth Series (Invesco Growth Series) (the “Trust”)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

Re:	Initial Capital Investment in New Portfolio of the Trust

Ladies and Gentlemen:

We are purchasing shares of the Invesco Target Date 2015 Fund, Invesco Target Date 2020 Fund, Invesco Target Date 2025 Fund, Invesco Target Date 2030 Fund, Invesco Target Date 2035 Fund, Invesco Target Date 2040 Fund, Invesco Target Date 2045 Fund, Invesco Target Date 2050 Fund Invesco Target Date 2055 Fund, Invesco Target Date 2060 Fund, Invesco Target Date 2065 Fund Invesco Target Date Retirement Now Fund (the “Funds”), new series portfolios of the Trust, for the purpose of providing initial investment for the Funds. The purpose of this letter is to set out our understanding of the conditions of and our promises and representations concerning this investment.

We hereby agree to purchase shares equal to the following dollar amount for the Fund:

FUND AND CLASS	AMOUNT	DATE
Initial investment for the purpose of commencing operations

Invesco Target Date 2015 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2020 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2025 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

FUND AND CLASS	AMOUNT	DATE

Invesco Target Date 2030 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2035 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2040 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2045 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2050 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2055 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

FUND AND CLASS	AMOUNT	DATE

Invesco Target Date 2060 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date 2065 Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

Invesco Target Date Retirement Now Fund –	$500,000
Class A	$40,000	[December ___, 2017]
Class C	$10,000	[December ___, 2017]
Class R	$10,000	[December ___, 2017]
Class Y	$40,000	[December ___, 2017]
Class R5	$100,000	[December ___, 2017]
Class R6	$300,00	[December ___, 2017]

We hereby represent that we are purchasing these shares solely for our own account and solely for investment purposes without any intent of distributing or reselling said shares. We further represent that disposition of said shares will only be by direct redemption to or repurchase by the Trust.

We further agree to provide the Trust with at least three business day’s advance written notice of any intended redemption of amounts invested for the purpose of commencing operations and agree that we will work with the Trust with respect to the amount of such redemption so as not to place a burden on the Trust and to facilitate normal portfolio management of the Fund.

Sincerely yours,

INVESCO ADVISERS, INC.

_______________________________

John M. Zerr

Senior Vice President

cc:	Mark Gregson